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                                                                    Exhibit 10.2



kpmg

 KPMG SAMJONG ACCOUNTING CORP.

 P.O.Box              Star Tower 10th fl.,                  Tel : 82 2 2112 0100
 KangNam 1989         737 YeokSam-dong Kangnam-gu,          Fax : 82 2 2112 0101
                      Seoul 135-984, Republic of Korea      www.kr.kpmg.com







                          INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in the registration statement on Form F-3 (No. 333-9180) of Korea Electric Power Corporation of our report dated March 19, 2003, with respect to the balance sheets of Korea Hydro and Nuclear Power Co., Ltd. as of December 31, 2002 and 2001 and the related statements of income and retained earnings and cash flows for the year ended December 31, 2002 and for the period from April 2, 2001 (inception) to December 31, 2001 which report appears in the Annual Report on Form 20-F for the year ended December 31, 2002.





                                           KPMG Samjong Accounting Corp.
                                           Seoul, Korea
                                           June 27, 2003